1 Investor Presentation July 29, 2009 Keefe, Bruyette & Woods 2009 Community Bank Conference NCORE ANCSHARES , INC. E B Exhibit 99.1

2 2
Forward-Looking Statements
• This presentation may include forward-looking statements.  These forward-looking statements include comments with respect to assumptions relating to projected growth, earnings, earnings per share and other financial performance measures, as well as management’s short-term and long-term performance, anticipated effects on results of operations or financial condition from recent and expected developments or events relating to business and growth strategies and any other statements, projections or assumptions that are not historical facts.
• These statements are based upon Encore Bancshares, Inc.’s current expectations and beliefs. However, these forward looking statements are based on assumptions and are subject to known and unknown risks, and uncertainties.  Factors that could cause actual results, performance or achievements, to differ materially from anticipated or projected  results, performance or achievements expressed or implied by these forward-looking statements are described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31,
2008 and other reports and documents filed by the Company from time to time with the SEC.
• You should not place undue reliance on any forward-looking statements. These statements speak only as of the date the statement is made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date the statement is made.

3 3
• Company Type: Financial Holding Company
and Wealth Management Organization
• Headquarters: Houston, Texas
• Total Assets: $1.6 billion
• Total Loans: $1.1 billion
• Total Deposits: $1.2 billion
• Total Equity: $188 million
• Tier 1 Risk-Based Capital: 15.02%
• Assets Under Management: $2.3 billion
• Private Client Offices: 17
Encore Profile
As of June 30, 2009.

4 Total Loans & Deposits 1,097 1,149 1,031 908 1,218 1,041 1,101 1,177 0 350 700 1050 1400 2006 2007 2008 YTD 2009 Total Loans Deposits

Diversified Loan Mix
Consumer
2.8%
Residential 2nd lien
25.5%
Commercial
11.0%
Home equity lines
6.8%
Commercial real
estate
26.8%
Real estate
construction
6.8%
Residential 1st lien
20.3%
Total Loans: $1.1 billion
June 30, 2009

Loan Portfolio Concentrations – Real Estate
Residential Residential Home Percent
Mortgage- Mortgage- Equity Commercial Real Estate Total
First Lien Second Lien Lines Real Estate Construction Total Loans
Texas 125,701 270,155 30,852 160,378 62,705 649,791 56.6%
Florida 47,291 2,100 11,539 141,409 15,340 217,679 19.0%
Colorado 8,903 6,915 30,469 209 - 46,496 4.0%
California 15,396 2,239 2,444 6,304 - 26,383 2.3%
Other 35,594 11,482 2,489 141 - 49,706 4.3%
232,885 292,891 77,793 308,441 78,045 990,055 86.2%

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Deposit Mix
Time deposits less
than $100,000
17.5%
Money market and
savings
25.1%
Interest checking
15.7%
Time deposits
$100,000 and greater
27.4%
Noninterest-bearing
deposits
12.4%
Brokered deposits
1.9%
Total Deposits $1.2 billion
June 30, 2009

Second Quarter 2009 Highlights
• Earnings of $821,000 improved $340,000 compared with the
second quarter of 2008
• Earnings include FDIC special assessment of $684,000, or
$0.04 per diluted share
• Revenue increased 1.7% to $17.8 million, including a 6.8%
increase in net interest income on a fully tax equivalent basis
(TE) to $11.6 million
• Noninterest expense, excluding FDIC special assessment,
approximately unchanged
• Nonperforming assets decreased 9.1% compared with March 31,
2009.

Net Interest Margin
2.46%
2.74%
3.18%
3.03%
3.11%
0.00%
0.90%
1.80%
2.70%
3.60%
2006 2007 2008 YTD 2008 YTD 2009 *
*  On a taxable-equivalent basis in 2009.
Taxable-equivalent amounts in prior years were immaterial.

Net Interest Income
23,118
20,724
44,274
34,175
30,173
0
12,500
25,000
37,500
50,000
2006 2007 2008 YTD 2008 YTD 2009 *
*
On a taxable-equivalent basis in 2009.
Taxable-equivalent amounts in prior years were immaterial.

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Wealth Management Business
2.7
4.2
1.1
2.2
3.7
0.0
1.3
2.5
3.8
5.0
2006 2007 2008 YTD 2008 YTD 2009
Net Earnings
$ in millions
2.5
2.3
2.7
2.2
2.8
0.0
1.0
2.0
3.0
4.0
2006 2007 2008 YTD 2008 YTD 2009
$ in billions
Assets Under Management

12 50,338 50,607 51,006 26,321 26,448 0 13,750 27,500 41,250 55,000 2006 2007 2008 YTD 2008 YTD 2009 Non Interest Expenses

13 Asset Quality 1.30% 1.22% 2.49% 0.20% 0.99% 0.77% 0.38% 2.56% 1.06% 1.05% 0.00% 1.00% 2.00% 3.00% 4.00% 2006 2007 2008 YTD 2008 YTD 2009 Net Charge-offs/ Avg Loans Non-performing Loans/ Loans

Commercial Loan Delinquencies
0.0%
4.5%
9.0%
13.5%
18.0%
Q2 08 Q3 08 Q4 08 Q1 09 Q2 09
30 Day + Delinquencies Trend
Q2 09 Q1 09 Q2 08
EOP Portfolio 126,079 $  127,279 $  127,639 $
Net charge-offs ($) 734 $         214 $         2,110 $
Net charge-offs (%) 2.32% 0.66% 6.29%
Nonperforming ($) 1,831 $      4,617 $      1,389 $
Nonperforming (%) 1.45% 3.63% 1.09%

Commercial Real Estate Loan Delinquencies
0.0%
4.5%
9.0%
13.5%
18.0%
Q2 08 Q3 08 Q4 08 Q1 09 Q2 09
30 Day + Delinquencies Trend
Q2 09 Q1 09 Q2 08
EOP Portfolio 308,441 $  315,090 $  298,562 $
Net charge-offs ($) 557 $         99 $           283 $
Net charge-offs (%) 0.72% 0.13% 0.39%
Nonperforming ($) 14,148 $    13,989 $    6,876 $
Nonperforming (%) 4.59% 4.44% 2.30%

Construction Loan Delinquencies
0.0%
4.5%
9.0%
13.5%
18.0%
Q2 08 Q3 08 Q4 08 Q1 09 Q2 09
30 Day + Delinquencies Trend
Q2 09 Q1 09 Q2 08
EOP Portfolio 78,045 $    87,352 $    91,371 $
Net charge-offs ($) 468 $         239 $         57 $
Net charge-offs (%) 2.27% 1.06% 0.23%
Nonperforming ($) 5,245 $      9,193 $      405 $
Nonperforming (%) 6.72% 10.52% 0.44%

Residential First Mortgage Loan Delinquencies
0.0%
2.0%
4.0%
6.0%
8.0%
Q2 08 Q3 08 Q4 08 Q1 09 Q2 09
30 Day + Delinquencies Trend
Q2 09 Q1 09 Q2 08
EOP Portfolio 232,885 $   229,981 $   256,201 $
Net charge-offs ($) 1,445 $       - $          174 $
Net charge-offs (%) 2.50% 0.00% 0.26%
Nonperforming ($) 5,874 $       6,066 $       2,623 $
Nonperforming (%) 2.52% 2.64% 1.02%

Residential Second Mortgage Loan Delinquencies
0.0%
2.0%
4.0%
6.0%
8.0%
Q2 08 Q3 08 Q4 08 Q1 09 Q2 09
30 Day + Delinquencies Trend
Q2 09 Q1 09 Q2 08
EOP Portfolio 292,891 $  294,994 $   269,409 $
Net charge-offs ($) 621 $         437 $          148 $
Net charge-offs (%) 0.85% 0.59% 0.24%
Nonperforming ($) 765 $         256 $          156 $
Nonperforming (%) 0.26% 0.09% 0.06%

Home Equity Lines of Credit Delinquencies
0.0%
2.0%
4.0%
6.0%
8.0%
Q2 08 Q3 08 Q4 08 Q1 09 Q2 09
30 Day + Delinquencies Trend
Q2 09 1Q 09 Q2 08
EOP Portfolio 77,793 $    80,099 $    79,913 $
Net charge-offs ($) 429 $         258 $         463 $
Net charge-offs (%) 2.18% 1.29% 2.36%
Nonperforming ($) 584 $         526 $         590 $
Nonperforming (%) 0.75% 0.66% 0.74%

Allowance By Loan Category
0.28
0.50
0.54
1.24
0.76
2.87
1.08
1.73
2.19
0.27
2.99
4.19
0.90
4.80
0.00
1.75
3.50
5.25
7.00
Commercial Commercial
RE
Construction Res 1st Lien Res 2nd Lien HELOC Total
3-Yr Avg Loss Allowance/Loans
June 30, 2009

Capital Ratios
15.02%
14.58%
13.59%
0.00%
4.00%
8.00%
12.00%
16.00%
2007 2008 YTD 2009*
8.98%
7.94% 7.93%
0.00%
2.50%
5.00%
7.50%
10.00%
2007 2008 YTD 2009
Tier 1 Risk Based Capital
Tangible Common Equity to Tangible Assets
Tangible common equity: $125.5 million
*Estimated

On behalf of the Board of Directors of Encore Bank

James S. D'Agostino, Chairman

is pleased to announce the following appointments:

Preston Moore
President, Chief Executive Officer

Carmen Jordan
Executive Vice President, Chief Lending Officer

ENCOREBANK

Jim D'Agostino | Preston Moore | Carmen Jordan

Building relationships through personal service.

713.787.3100 | www.encorebank.com

ENCORETRUST
A Division of EncoreBank

LINSCOMB & WILLIAMS

TOWN&COUNTRY INSURANCE AGENCY
An Affiliate of EncoreBank

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Commercial Banking Initiative
• Take advantage of market opportunities
• Attract additional experienced business bankers
• Leverage local decision making and local contacts
• Expand margin and diversify portfolio

Investment Considerations
• Relatively low market valuation
• Capacity for margin improvement
• Strong capital position
• Growing franchise in Texas
• Significant revenue from wealth management and
insurance
• Commercial banking initiative